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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 22, 1996

                               MCN CORPORATION
            (Exact name of registrant as specified in its charter)

       MICHIGAN                 1-10070            38-2820658
State of Incorporation     (Commission File     (I.R.S. Employer
                                Number)         Identification No.)

 500 GRISWOLD STREET, DETROIT, MICHIGAN               48226
(Address of principal executive offices)           (Zip Code)

             Registrant's telephone number, including area code:
                                (313) 256-5500

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ITEM 5. OTHER EVENTS

        The registrant is filing herewith the following in connection with the offering of its 8 3/4% Preferred Redeemable Increased Dividend Equity Securities ("PRIDES"), pursuant to the registration statement of the registrant, MCN Financing I and MCN Financing II on Form S-3, as amended, (No. 333-01521) filed with the Securities and Exchange Commission under the Securities Act of 1933.

                              INDEX TO EXHIBITS

EXHIBIT
NUMBER                              EXHIBIT


1-4 Purchase Agreement dated April 22, 1996 with respect to MCN Corporation's PRIDES.

4-9 Purchase Contract Agreement dated April 22, 1996 between MCN Corporation and The First National Bank of Chicago, as Purchase Contract Agent.

4-10 Pledge Agreement dated April 22, 1996 among MCN Corporation, Chemical Bank, as Collateral Agent, and The First National Bank of Chicago, as Purchase Contract Agent.

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                                  SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MCN CORPORATION

                                        By /s/ Sebastian Coppola
                                           ------------------------------
                                           Sebastian Coppola
                                           Vice President and Treasurer


Date: April 25, 1996